Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
October 23, 2023, 8:00 AM ET	Director of Corporate Communications
Desk (703) 481-4599
Mobile (202) 468-3184

MainStreet Bancshares, Inc., Reports Solid Earnings for 3rd Quarter 2023

Net Income Totals $6.3 Million for the Quarter Ended September 30

FAIRFAX, Va., October 23, 2023 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $6.3 million for the quarter ended September 30, 2023, in line with expectations. Earnings per share for the year-to-date stand at $2.64. Cumulative net income for the calendar year reached $21.4 million, a 12.3% increase over the first nine months of 2022.

Annualized returns through the first nine months included:

Return on Average Equity (ROAE):	13.80%
Return on Average Assets (ROAA):	1.50%
Net Interest Margin (NIM) (tax equivalent):	4.28%
Efficiency Ratio:	55.06%
Liquidity Coverage Ratio:	164%
Core Deposit Ratio:	68%
FDIC Insured Deposits / Total Deposits:	76%
Allowance for Credit Losses (ACL):	1.01%
Tangible Book Value per Common Share:	$23.00

“The Company continues to put up very strong performance metrics in spite of the rising interest rate environment,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares Inc. and MainStreet Bank.  “The team did an excellent job preparing the balance sheet for a rising rate environment leading up to the first quarter of 2022.  Since mid-2023, the team has been equally focused on neutralizing the balance sheet for a stable or slightly declining interest rate environment going forward.”

“MainStreet Bank is a community bank built upon great relationships, and this continues to be a true testament to our financial strength. Our balance sheet continues to grow through the many thoughtful referrals from our existing customers and from our reputation in the markets we serve," said Abdul Hersiburane, President of MainStreet Bank.

ABOUT AVENU

Avenu, MainStreet Bank’s fully integrated Software as a Service (SaaS) solution, identified its first client on October 18. SafariPay, via its global money transmittance service PaySii, expects its customers to maintain average balances of $4 million on the platform.

Avenu — Banking Delivered

Avenu is the only embedded banking solution that connects our partners and their apps directly and seamlessly to a banking core — MainStreet Bank’s banking core. We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank. We are Avenu, a leading financial technology company backed by an established community business bank in the heart of Washington, D.C.

Avenu — Serving a Community of Innovation

Our clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022*	September 30, 2022
ASSETS
Cash and cash equivalents
Cash and due from banks	$44,912	$67,700	$225,334	$48,931	$50,636
Federal funds sold	76,271	30,341	—	81,669	54,098
Total cash and cash equivalents	121,183	98,041	225,334	130,600	104,734
Investment securities available for sale, at fair value	56,726	60,579	63,209	62,631	162,319
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	17,565	17,590	17,616	17,642	17,670
Restricted equity securities, at amortized cost	20,619	20,304	22,436	24,325	16,436
Loans, net of allowance for credit losses of $15,626, $16,047, $15,435, $14,114, and $12,994, respectively	1,681,444	1,637,484	1,617,275	1,579,950	1,448,071
Premises and equipment, net	14,275	14,427	14,521	14,709	14,523
Accrued interest and other receivables	11,184	10,256	9,744	9,581	8,273
Computer software, net of amortization	13,373	12,266	10,559	9,149	7,258
Bank owned life insurance	38,035	37,763	37,503	37,249	36,996
Other assets	47,087	40,641	36,811	39,915	43,835
Total Assets	$2,021,491	$1,949,351	$2,055,008	$1,925,751	$1,860,115
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$394,859	$388,992	$487,875	$550,690	$566,016
Interest bearing demand deposits	76,423	71,308	100,522	80,099	93,695
Savings and NOW deposits	46,550	51,294	53,499	51,419	54,240
Money market deposits	461,398	380,500	260,316	222,540	254,190
Time deposits	703,960	701,289	730,076	608,141	585,783
Total deposits	1,683,190	1,593,383	1,632,288	1,512,889	1,553,924
Federal funds borrowed	—	30,000	60,696	—	—
Federal Home Loan Bank advances	—	—	45,000	100,000	—
Subordinated debt	72,543	72,444	72,344	72,245	72,146
Other liabilities	52,015	43,016	39,692	42,335	44,045
Total Liabilities	1,807,748	1,738,843	1,850,020	1,727,469	1,670,115
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,188	29,177	29,185	28,736	28,728
Capital surplus	65,407	64,768	64,213	63,999	63,231
Retained earnings	102,694	97,646	91,991	86,830	80,534
Accumulated other comprehensive loss	(10,809)	(8,346)	(7,664)	(8,546)	(9,756)
Total Stockholders’ Equity	213,743	210,508	204,988	198,282	190,000
Total Liabilities and Stockholders’ Equity	$2,021,491	$1,949,351	$2,055,008	$1,925,751	$1,860,115

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
INTEREST INCOME:
Interest and fees on loans	$85,336	$54,900	$29,750	$28,855	$26,731	$23,972	$20,261
Interest on investment securities
Taxable securities	1,384	1,136	459	407	518	467	378
Tax-exempt securities	797	796	268	265	264	262	261
Interest on federal funds sold	3,528	1,241	1,217	1,179	1,132	1,071	1,013
Total interest income	91,045	58,073	31,694	30,706	28,645	25,772	21,913
INTEREST EXPENSE:
Interest on interest bearing demand deposits	834	345	240	251	343	256	175
Interest on savings and NOW deposits	400	122	145	147	108	81	43
Interest on money market deposits	8,285	766	4,156	2,926	1,203	781	496
Interest on time deposits	18,747	5,236	7,526	7,077	4,144	2,966	2,275
Interest on federal funds borrowed	274	—	35	201	38	—	—
Interest on Federal Home Loan Bank advances	1,105	83	186	13	906	264	—
Interest on subordinated debt	2,460	2,108	828	820	812	828	828
Total interest expense	32,105	8,660	13,116	11,435	7,554	5,176	3,817
Net interest income	58,940	49,413	18,578	19,271	21,091	20,596	18,096
Provision for credit losses	1,176	1,280	255	638	283	1,118	—
Net interest income after provision for credit losses	57,764	48,133	18,323	18,633	20,808	19,478	18,096
NON-INTEREST INCOME:
Deposit account service charges	1,639	1,810	514	535	590	610	601
Bank owned life insurance income	786	755	272	259	255	253	254
Loan swap fee income	—	619	—	—	—	—	518
Net gain on held-to-maturity securities	—	4	—	—	—	—	—
Net loss on sale of loans	—	(168)	—	—	—	—	(211)
Other non-interest income	352	753	177	16	158	196	186
Total other income	2,777	3,773	963	810	1,003	1,059	1,348
NON-INTEREST EXPENSES:
Salaries and employee benefits	21,139	17,025	6,924	6,595	7,621	6,775	5,874
Furniture and equipment expenses	1,983	2,076	713	772	498	710	760
Advertising and marketing	2,072	1,684	577	698	797	620	704
Occupancy expenses	1,287	1,093	375	426	486	378	400
Outside services	1,691	1,545	697	504	490	529	611
Administrative expenses	703	658	277	211	215	214	253
Other operating expenses	5,109	4,268	1,866	1,646	1,596	1,481	1,291
Total non-interest expenses	33,984	28,349	11,429	10,852	11,703	10,707	9,893
Income before income tax expense	26,557	23,557	7,857	8,591	10,108	9,830	9,551
Income tax expense	5,119	4,462	1,516	1,645	1,957	2,252	1,808
Net income	21,438	19,095	6,341	6,946	8,151	7,578	7,743
Preferred stock dividends	1,617	1,617	539	539	539	539	539
Net income available to common shareholders	$19,821	$17,478	$5,802	$6,407	$7,612	$7,039	$7,204
Net income per common share, basic and diluted	$2.64	$2.31	$0.77	$0.85	$1.01	$0.95	$0.97
Weighted average number of common shares, basic and diluted	7,521,426	7,561,567	7,524,332	7,522,764	7,517,213	7,433,607	7,463,719

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2023		June 30, 2023		September 30, 2022		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$426,698	25.1%	$421,277	25.4%	$366,689	25.0%	1.3%	16.4%
Residential real estate loans	462,935	27.2%	410,550	24.7%	373,056	25.4%	12.8%	24.1%
Commercial real estate loans	734,615	43.1%	727,772	43.9%	638,110	43.5%	0.9%	15.1%
Commercial and industrial loans	73,855	4.3%	93,604	5.6%	74,482	5.1%	-21.1%	-0.8%
Consumer loans	4,598	0.3%	5,750	0.4%	13,628	1.0%	-20.0%	-66.3%
Total Gross Loans	$1,702,701	100.0%	$1,658,953	100.0%	$1,465,965	100.0%	2.6%	16.1%
Less: Allowance for credit losses	(15,626)		(16,047)		(12,994)
Net deferred loan fees	(5,631)		(5,422)		(4,900)
Net Loans	$1,681,444		$1,637,484		$1,448,071
DEPOSITS:
Non-interest bearing deposits	$394,859	23.5%	$388,992	24.4%	$566,016	36.4%	1.5%	-30.2%
Interest-bearing deposits:
Demand deposits	76,423	4.5%	71,308	4.5%	93,695	6.0%	7.2%	-18.4%
Savings and NOW deposits	46,550	2.8%	51,294	3.2%	54,240	3.5%	-9.2%	-14.2%
Money market accounts	461,398	27.4%	380,500	23.9%	254,190	16.4%	21.3%	81.5%
Certificates of deposit $250,000 or more	432,440	25.7%	406,583	25.5%	371,739	23.9%	6.4%	16.3%
Certificates of deposit less than $250,000	271,520	16.1%	294,706	18.5%	214,044	13.8%	-7.9%	26.9%
Total Deposits	$1,683,190	100.0%	$1,593,383	100.0%	$1,553,924	100.0%	5.6%	8.3%
BORROWINGS:
Federal funds borrowed	—	0.0%	30,000	29.3%	—	0.0%	-100.0%	0.0%
Subordinated debt	72,543	100.0%	72,444	70.7%	72,146	100.0%	0.1%	0.6%
Total Borrowings	$72,543	100.0%	$102,444	100.0%	$72,146	100.0%	-29.2%	0.6%
Total Deposits and Borrowings	$1,755,733		$1,695,827		$1,626,070		3.5%	8.0%

Core customer funding sources (1)	$1,144,513	65.2%	$1,111,523	65.5%	$1,156,862	71.1%	3.0%	-1.1%
Brokered and listing service sources (2)	538,677	30.7%	481,860	28.4%	397,062	24.5%	11.8%	35.7%
Federal funds borrowed	—	0.0%	30,000	1.8%	—	0.0%	-100.0%	#DIV/0!
Subordinated debt (3)	72,543	4.1%	72,444	4.3%	72,146	4.4%	0.1%	0.6%
Total Funding Sources	$1,755,733	100.0%	$1,695,827	100.0%	$1,626,070	100.0%	3.5%	8.0%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2023			For the three months ended September 30, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,665,474	$29,750	7.09%	$1,446,679	$20,261	5.56%
Securities:
Taxable	67,513	459	2.70%	73,914	378	2.03%
Tax-exempt	37,812	339	3.56%	38,074	330	3.44%
Federal funds and interest-bearing deposits	94,808	1,217	5.09%	182,331	1,013	2.20%
Total interest-earning assets	$1,865,607	$31,765	6.76%	$1,740,998	$21,982	5.01%
Other assets	63,883			61,479
Total assets	$1,929,490			$1,802,477
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$77,047	$240	1.24%	$93,569	$175	0.74%
Savings and NOW deposits	48,594	145	1.18%	55,100	43	0.31%
Money market deposit accounts	413,710	4,156	3.99%	257,091	496	0.77%
Time deposits	700,405	7,526	4.26%	575,832	2,275	1.57%
Total interest-bearing deposits	$1,239,756	$12,067	3.86%	$981,592	$2,989	1.21%
Federal funds borrowed	2,501	35	5.55%	2	—	—
FHLB advances	13,478	186	5.48%	—	—	—
Subordinated debt	72,504	828	4.53%	72,107	828	4.56%
Total interest-bearing liabilities	$1,328,239	$13,116	3.92%	$1,053,701	$3,817	1.44%
Demand deposits and other liabilities	388,004			558,337
Total liabilities	$1,716,243			$1,612,038
Stockholders’ Equity	213,247			190,439
Total Liabilities and Stockholders’ Equity	$1,929,490			$1,802,477
Interest Rate Spread			2.84%			3.57%
Net Interest Income		$18,649			$18,165
Net Interest Margin			3.97%			4.14%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2023			For the nine months ended September 30, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,640,460	$85,336	6.95%	$1,420,013	$54,900	5.17%
Securities:
Taxable	69,260	1,384	2.67%	73,496	1,136	2.07%
Tax-exempt	37,876	1,009	3.56%	38,703	1,008	3.48%
Federal funds and interest-bearing deposits	99,004	3,528	4.76%	121,832	1,241	1.36%
Total interest-earning assets	$1,846,600	$91,257	6.61%	$1,654,044	$58,285	4.71%
Other assets	62,832			71,361
Total assets	$1,909,432			$1,725,405
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$78,018	$834	1.43%	$86,836	$345	0.53%
Savings and NOW deposits	50,382	400	1.06%	66,714	122	0.24%
Money market deposit accounts	328,037	8,285	3.38%	252,992	766	0.40%
Time deposits	699,377	18,747	3.58%	511,242	5,236	1.37%
Total interest-bearing deposits	$1,155,814	$28,266	3.27%	$917,784	$6,469	0.94%
Federal funds borrowed	6,878	274	5.33%	2	—	—
FHLB advances	30,531	1,105	4.84%	24,011	83	0.46%
Subordinated debt	72,405	2,460	4.54%	62,807	2,108	4.49%
Total interest-bearing liabilities	$1,265,628	$32,105	3.39%	$1,004,604	$8,660	1.15%
Demand deposits and other liabilities	436,157			531,115
Total liabilities	$1,701,785			$1,535,719
Stockholders’ Equity	207,647			189,686
Total Liabilities and Stockholders’ Equity	$1,909,432			$1,725,405
Interest Rate Spread			3.22%			3.56%
Net Interest Income		$59,152			$49,625
Net Interest Margin			4.28%			4.01%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.77	$0.97	$2.64	$2.31
Book value per common share	$24.78	$21.92	$24.78	$21.92
Tangible book value per common share(2)	$23.00	$20.94	$23.00	$20.94
Weighted average common shares (basic and diluted)	7,524,332	7,463,719	7,521,426	7,561,567
Common shares outstanding at end of period	7,524,887	7,425,432	7,524,887	7,425,432
Performance Ratios
Return on average assets (annualized)	1.30%	1.70%	1.50%	1.48%
Return on average equity (annualized)	11.80%	16.13%	13.80%	13.46%
Return on average common equity (annualized)	12.38%	17.52%	14.69%	14.39%
Yield on earning assets (FTE) (2) (annualized)	6.76%	5.01%	6.61%	4.71%
Cost of interest bearing liabilities (annualized)	3.92%	1.44%	3.39%	1.15%
Net interest spread (FTE)(2)	2.84%	3.57%	3.22%	3.56%
Net interest margin (FTE)(2) (annualized)	3.97%	4.14%	4.28%	4.01%
Noninterest income as a percentage of average assets (annualized)	0.20%	0.30%	0.19%	0.29%
Noninterest expense to average assets (annualized)	2.35%	2.18%	2.38%	2.20%
Efficiency ratio(3)	58.49%	50.88%	55.06%	53.30%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$16,047	$12,982	$14,114	$11,697
Add: recoveries	1	12	14	17
Less: charge-offs	(324)	—	(331)	—
Add: provision for (recovery of) credit losses	(98)	—	934	1,280
Add: current expected credit losses, nonrecurring adoption	—	—	895	—
Ending balance, ACL - loans	$15,626	$12,994	$15,626	$12,994

Beginning balance, reserve for unfunded commitment (RUC)	$1,199	$—	$—	$—
Add: current expected credit losses, nonrecurring adoption	—	—	1,310	—
Add: provision for unfunded commitments	353	—	374	—
Less: recovery of unfunded commitments	—	—	(132)	—
Ending balance, RUC	$1,552	$—	$1,552	$—
Total allowance for credit losses	$17,178	$12,994	$17,178	$12,994

Allowance for credit losses on loans to total gross loans	0.92%	0.89%	0.92%	0.89%
Allowance for credit losses to total gross loans	1.01%	0.89%	1.01%	0.89%
Allowance for credit losses on loans to non-performing assets	48.08	N/A	48.08	N/A
Net charge-offs (recoveries) to average gross loans (annualized)	0.08%	0.00%	0.02%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	372.48%	370.05%	372.48%	370.05%
Construction loans to total capital (5)	138.79%	137.51%	138.79%	137.51%
Non-performing Assets
Loans 30-89 days past due to total gross loans	0.05%	0.17%	0.05%	0.17%
Loans 90 days past due to total gross loans	0.00%	0.02%	0.00%	0.02%
Non-accrual loans to total gross loans	0.02%	0.00%	0.02%	0.00%
Other real estate owned	$—	$—	$—	$—
Non-performing assets	$325	$—	$325	$—
Non-performing assets to total assets	0.02%	0.00%	0.02%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.79%	16.39%	16.79%	16.39%
Tier 1 risk-based capital ratio	15.83%	15.59%	15.83%	15.59%
Leverage ratio	14.81%	14.01%	14.81%	14.01%
Common equity tier 1 ratio	15.83%	15.59%	15.83%	15.59%
Other information
Closing stock price	$20.54	$22.81	$20.54	$22.81
Tangible equity / tangible assets (2)	9.98%	9.86%	9.98%	9.86%
Average tangible equity / average tangible assets (2)	10.46%	10.26%	10.34%	10.76%
Number of full time equivalent employees	185	157	185	157
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of September 30, 2023 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2023	2022	2023	2022
Net interest margin (FTE)
Net interest income (GAAP)	$18,578	$18,096	$58,940	$49,413
FTE adjustment on tax-exempt securities	71	69	212	212
Net interest income (FTE) (non-GAAP)	18,649	18,165	59,152	49,625

Average interest earning assets	1,865,607	1,740,998	1,846,600	1,654,044
Net interest margin (GAAP)	3.95%	4.12%	4.27%	3.99%
Net interest margin (FTE) (non-GAAP)	3.97%	4.14%	4.28%	4.01%

	As of September 30,		As of September 30,
	2023	2022	2023	2022
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$213,743	$190,000	$213,743	$190,000
Less: intangible assets	13,373	7,258	13,373	7,258
Tangible stockholders equity (non-GAAP)	200,370	182,742	$200,370	$182,742
Less: preferred stock	27,263	27,263	27,263	27,263
Tangible common stockholders equity (non-GAAP)	173,107	155,479	173,107	155,479

Common shares outstanding	7,524,887	7,425,432	7,524,887	7,425,432
Tangible book value per common share (non-GAAP)	$23.00	$20.94	$23.00	$20.94

	As of September 30,		As of September 30,
	2023	2022	2023	2022
Total assets, adjusted
Total assets (GAAP)	$2,021,491	$1,860,115	$2,021,491	$1,860,115
Less: intangible assets	(13,373)	(7,258)	(13,373)	(7,258)
Total tangible assets (non-GAAP)	2,008,118	1,852,857	2,008,118	1,852,857

	For the three months ended September 30,		For the nine months ended September 30,
	2023	2022	2023	2022
Average stockholders equity, adjusted
Total average stockholders equity (GAAP)	$213,247	$190,439	$207,647	$189,686
Less: average intangible assets	(12,841)	(6,192)	(11,345)	(4,570)
Total average tangible stockholders equity (non-GAAP)	200,406	184,247	196,302	185,116

	For the three months ended September 30,		For the nine months ended September 30,
	2023	2022	2023	2022
Average assets, adjusted
Total average average assets (GAAP)	$1,929,490	$1,802,477	$1,909,432	$1,725,405
Less: average intangible assets	(12,841)	(6,192)	(11,345)	(4,570)
Total average tangible assets (non-GAAP)	1,916,649	1,796,285	1,898,087	1,720,835